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                                                                   Exhibit 10.16

                                 ASSIGNMENT OF

                       INTERNATIONAL CONSULTING AGREEMENT




         This Assignment of International Consulting Agreement is entered into as of this 2nd day of November, 1995 by and among YPF Sociedad Anonima, a sociedad anonima organized under the laws of the Republic of Argentina ("YPF"), Maxus Energy Corporation, a Delaware corporation ("Maxus"), and C. L. Blackburn ("Blackburn").

         WHEREAS, YPF and Blackburn have heretofore entered into an International Consulting Agreement (the "Consulting Agreement") effective as of May 1, 1995; and

         WHEREAS, YPF owns all of the issued and outstanding common stock of Maxus; and

         WHEREAS, YPF has determined that Maxus will be its principal international oil and gas exploration and production subsidiary, responsible for substantially all oil and gas exploration and production activities outside Argentina; and

         WHEREAS, consistent with Maxus' role as YPF's principal international oil and gas exploration and production subsidiary, YPF has transferred or intends to transfer certain rights to explore for and produce oil and gas in Bolivia, Peru, Ecuador, the United States and other countries; and

         WHEREAS, the parties hereto have agreed that in view of Maxus' role as YPF's principal international oil and gas exploration and production subsidiary it is appropriate and in the parties' interests for YPF to assign its rights and obligations under the Consulting Agreement to Maxus;

         NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. YPF hereby assigns, and Maxus hereby accepts and agrees to perform on the terms and conditions set forth herein, all of YPF's rights and obligations under the Consulting Agreement effective as of May 1, 1995.

         2. Blackburn hereby consents to the assignment of YPF's rights and obligations under the Consulting Agreement to Maxus on the terms and conditions set forth herein and that the "Consulting Services" (as defined in the Consulting Agreement) will be performed for Maxus.
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         3.  Any provision in this Agreement or the Consulting Agreement to the contrary notwithstanding, the parties hereto agree as follows:

                 a. In lieu of the access contemplated by Section 1 of the Consulting Agreement, Blackburn shall have direct access to Nells Leon, the Chief Executive Officer of YPF and a director of Maxus, and Roberto Monti, the President and Chief Executive Officer of Maxus, or their successors.

                 b. Blackburn shall send any invoices for or in connection with Consulting Services or expense reimbursement as contemplated by Sections 3 and 4 of the Consulting Agreement, respectively, to Maxus Energy Corporation, 717 N. Harwood Street, Suite 3300, Dallas, Texas 75201, Attn: Controller, or such other address as may be specified in writing by Maxus.

                 c. Maxus shall provide Blackburn office space, parking, supplies and support services in Maxus' headquarters' offices in Dallas on an as needed basis if and when Blackburn determines to perform Consulting Services at such offices, and YPF shall provide Blackburn office space, parking, supplies and support services in YPF's headquarters' offices in Buenos Aires, Argentina on an as needed basis if and when Blackburn determines to perform Consulting Services at such offices.

         4. Maxus and Blackburn agree that the Consulting Agreement remains in full force and effect as modified hereby.

         THIS Assignment of International Consulting Agreement may be signed in any number of counterparts and shall be effective when executed by all three parties identified below.

                                        YPF SOCIEDAD ANoNIMA

Date:

November 7, 1995                        By /s/ CEDRIC BRIDGER
                                           ------------------------------------


                                        MAXUS ENERGY CORPORATION

Date:

November 9, 1995                        By /s/ W. MARK MILLER
                                           ------------------------------------


Date:

November 2, 1995                        By /s/ C. L. BLACKBURN
                                           -----------------------------------
                                           C. L. BLACKBURN


bcc w/enc:       L. Englebrecht
                 R. Clabiorne